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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                Amendment No. 1
                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2007
                                                         ----------------



                         REVOLUTIONS MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)



        NEVADA                       000-28629                  73-1526138
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(State or other jurisdiction       (Commission                  IRS Employer
Of incorporation)                   File Number)            Identification No.

                             2073 Shell Ring Circle
                             Mt. Pleasant, SC 29466
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               (Address of principal executive offices) (Zip Code)

                                 (843) 971-4848
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(b) As a result of an SEC review of the Company's financial statements included in its periodic filings, the Company undertook a review of those financial statements during the period from September to November 2007. More specifically, as a result of questions relating to the accounting treatment for the acquisition of Clear Image Acquisition Corp., the Company reviewed the factual background and its accounting treatment with its independent accountants. The Company had initially accounted for the acquisition on the assumption that there were alternative uses for the technology. However, in conjunction with their review of the financial statements for the third quarter ended September 30, 2007, it was determined that there were, in fact, no alternative uses for the technology. Accordingly, on or about November 27, 2007 (after it had filed a response to the SEC's review comment letter) the Company was notified by its independent accountants that a change in the accounting treatment was required for the unaudited interim consolidated financial statements for the quarterly periods ended March 31, 2007 and June 30, 2007 relating to that acquisition. The transaction should have been accounted for in accordance with FASB Interpretation No. 4 (Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method" and Statement of Financial Accounting Standards No. 2 "Accounting for Research and Development Costs". Those required that the research and development costs were to be expensed if there are no alternative uses. Based upon that, the Company determined that the financial statements for the quarters ended March 31, 2007 and June 30, 2007 should no longer be relied upon because of that change in treastment. After a discussion between the President and the independent accountants, the unaudited interim consolidated financial statements for the quarterly periods ended March 31, 2007 and June 30, 2007 were amended to reflect an expense of $3,309,515 for the purchased R&D and to reflect goodwill of $23,276 in connection with the transaction.

On December 7, 2007 the Company filed amendments to the Company's unaudited interim consolidated financial statements for the quarterly periods ended March 31, 2007 and June 30, 2007.

(c) The Company made disclosure of the changes to its independent accountants prior to filing the amendments with the SEC. In preparing this amended Form 8-K, the Company requested a letter from the independent accountants stating that they were in agreement with the statements being made herein by the Company. A copy of that letter is attached as an exhibit to this filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1. Letter from Sutton Robinson Freeman dated January 24, 2008


                                   SIGNATURES

         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         REVOLUTIONS MEDICAL CORPORATION
                                         (Registrant)

                                         By: /s/ Rondald Wheet
                                         --------------------------------
                                         Rondald Wheet, President

Dated:  January 24, 2008